UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FLUIDIGM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(650) 266-6000

July 23, 2015

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JULY 29, 2015 AT 11:30 A.M., PACIFIC TIME,

AT THE COMPANY’S OFFICES LOCATED AT

7000 SHORELINE COURT, SUITE 100, SOUTH SAN FRANCISCO, CALIFORNIA 94080.

Dear Stockholders:

Enclosed please find supplementary proxy material (the “Supplement”) for the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of Fluidigm Corporation, a Delaware corporation (“Fluidigm” or the “Company”), to be held on Wednesday, July 29, 2015 at 11:30 a.m., Pacific time, at the Company’s offices located at 7000 Shoreline Court, Suite 100, South San Francisco, California 94080.

On June 23, 2015, we filed and began mailing to our stockholders Proxy Materials in connection with our 2015 Annual Meeting. On July 14, 2015, we filed a supplement (the “Prior Supplement”) with the Securities and Exchange Commission (the “SEC”). This Supplement is being filed with the SEC on July 23, 2015. Except as specifically amended or supplemented by the information contained in the Supplement, all information set forth in the proxy statement and the Prior Supplement for the 2015 Annual Meeting remains unchanged and should be considered in voting your shares.

The primary purpose of this Supplement is to update the information under the caption: “EXECUTIVE COMPENSATION” by adding a new section entitled “Other Matters.” This information supplements the disclosures made in the proxy statement and the Prior Supplement, and should be read alongside the proxy statement and the Prior Supplement. To the extent that information herein differs from or updates information contained in the proxy statement and the Prior Supplement, the information contained herein is more current. Any defined terms used but not defined herein shall have the meanings set forth in the proxy statement.

If you have already voted by Internet, telephone, or by mail, you do not need to take any action unless you wish to change your vote. The Supplement does not change the proposals to be acted upon at the 2015 Annual Meeting, which are described in the proxy statement.

This Supplement, the Prior Supplement, the notice of annual meeting, the proxy statement for the 2015 Annual Meeting, and the 2014 annual report to stockholders are available on a website at www.proxyvote.com in accordance with the rules and regulations adopted by the SEC.

Your vote is very important. Whether or not you plan to attend the 2015 Annual Meeting, we encourage you to read the proxy statement and the Supplement and vote as soon as possible.

All stockholders are cordially invited to attend the 2015 Annual Meeting in person. Any stockholder attending the 2015 Annual Meeting may vote in person even if such stockholder has previously voted by another method, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the 2015 Annual Meeting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Thank you for your ongoing support of Fluidigm.

Sincerely,

Gajus V. Worthington
President and Chief Executive Officer

SUPPLEMENTAL INFORMATION

EXECUTIVE COMPENSATION- Other Matters

On July 20, 2015, the independent members of our board of directors concluded a review of matters relating to our Chief Executive Officer’s compliance with our Code of Ethics and Conduct (the “Code”). In connection with its review, the independent directors engaged independent legal counsel and a forensic accounting firm. The independent directors concluded, and our Chief Executive Officer acknowledged, that the Chief Executive Officer had violated the conflict of interest provisions of the Code based on an undisclosed personal relationship with an employee of the Company. The Chief Executive Officer has agreed to reimburse $200,000 of the Company’s legal and accounting expenses incurred as a result of the review. In addition, the directors determined that no intentional financial misconduct had occurred, and the Chief Executive Officer has agreed to reimburse the Company for certain personal expenses totaling approximately $1,630 that were incorrectly reimbursed by the Company.

VOTING INFORMATION

If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. Proxies that have already been received by stockholders will remain valid and will be voted at the annual meeting unless revoked.

You may change your vote at any time prior to the taking of the vote at the annual meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described in the proxy statement (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Fluidigm Corporation, 7000 Shoreline Court, Suite 100, South San Francisco, California 94080, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the annual meeting and voting in person.

OTHER MATTERS

We know of no other matters to be submitted at the 2015 annual meeting. If any other matters properly come before the 2015 annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2015 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

South San Francisco, California

July 23, 2015